EXHIBIT 99.1

                           PURCHASE AND SALE AGREEMENT
                          AND JOINT ESCROW INSTRUCTIONS

     THIS PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "Agreement") dated for reference purposes only as of February 4, 2004, is made by and between SPRINGDALE ASSOCIATES, LTD., a Delaware limited partnership, hereinafter referred to as "Seller", and JOINT VENTURE, LLC, PHILLIP & SALLY ASKOTZKY REVOCABLE LIVING TRUST DATED 10/07/96, MICHAEL A. & TRACY C. ASKOTZKY TRUST T/U/A DATED MARCH 8, 1999, THE LEVINSKY AND CEREN FAMILY TRUST DATED APRIL 26, 1989, 2002 LEVINSKY FAMILY TRUST, MAURICE NEEMAN TRUST AND SHIRLEY NEEMAN TRUST, and SPRINGDALE APARTMENTS, L.L.C., hereinafter collectively referred to as "Purchaser," upon the terms, provisions and conditions set forth herein. The date this Agreement is executed by the last of Purchaser and Seller shall be the "Effective Date" hereof.

     IN CONSIDERATION of the mutual covenants and obligations of the parties set forth in this Agreement, Seller and Purchaser hereby agree as follows:

     1. PURCHASE AND SALE. Seller agrees to sell and convey to Purchaser and Purchaser agrees to purchase from Seller, for the Purchase Price (as defined below), and on the terms and conditions set forth herein, the following:

          (a) REAL PROPERTY. All that certain real property located in the City of Waukesha, County of Waukesha, State of Wisconsin, commonly known as Springdale Apartments consisting of 199 dwelling units and having a property address of 2415 Springdale Road, Waukesha, Wisconsin 53186, as more particularly described in EXHIBIT A attached hereto (the "Real Property");

          (b) APPURTENANCES. All rights, privileges, easements, hereditaments, tenements and rights-of-way appurtenant to, or used in connection with, the beneficial use and enjoyment of the Real Property, including, without limitation, all right, title and interest, if any, of Seller in and to all water rights, open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores or rights-of-way in, on, across, in front of, contiguous to, abutting, adjoining or otherwise benefiting the Real Property (collectively, the "Appurtenances");

          (c) IMPROVEMENTS. All improvements and fixtures located on the Real Property, excluding any fixtures owned by tenants or leased by Seller from third parties, but including all buildings and structures presently located on the Real Property, and all apparatus, equipment and appliances owned by Seller and used in connection with the operation or occupancy of the Real Property, including, without limitation, all appliances located in residential units or common areas, all heating and air conditioning systems, parking and recreational facilities and services, refrigeration, ventilation, trash disposal or other utilities, facilities and/or services owned by Seller and located on the Real Property (collectively, the "Improvements");

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          (d) PERSONAL PROPERTY.  All of the right, title and interest of Seller in and to all personal property owned by Seller and located on, in, or used in connection with, the Real Property and/or Improvements, including, without limitation, the items identified and described on Schedule I to EXHIBIT C attached hereto (the "Inventory");

          (e) INTANGIBLE PROPERTY. All of the right, title and interest of Seller in and to all intangible personal property owned by Seller and used in the ownership, use and operation of the Real Property, Improvements and/or Inventory, including, without limitation, the right to use any trademark and/or trade name used in connection with the Real Property or Improvements, all transferable licenses, permits, approvals, applications and warranties now in effect with respect to the Real Property, Improvements or Inventory; and all equipment leases, utility contracts, maintenance contracts, management contracts and all other similar agreements listed on Schedule I to EXHIBIT E attached hereto (collectively, the "Service Contracts"), and all other transferable rights relating to the ownership, use and operation of the Property (as defined below) (collectively, the "Intangible Property"); and

          (f) LEASES. All right, title and interest of Seller in and to all leases and other agreements to occupy the Real Property and/or the Improvements, or any portion thereof, other than those leases, if any, to be terminated prior to closing as provided herein (collectively, the "Leases"), including, without limitation, the Leases identified and described on the rent roll attached hereto as Schedule I to EXHIBIT D (the "Rent Roll").

     All of the items described in PARAGRAPHS 1 (A), (B), (C), (D), (E) AND (F) above shall hereinafter be collectively referred to as the "Property."

     2. PURCHASE  PRICE.  Purchaser  agrees to pay as the purchase price for the
Property   Eleven   Million   Three   Hundred   Eighty-Five   Thousand   Dollars
($11,385,000.00) (the "Purchase Price").

     3. PAYMENT OF PURCHASE PRICE. The Purchase Price shall be paid to Seller by Purchaser as follows:

          (a) DEPOSIT. Within five (5) business days after the Effective Date, Purchaser shall deliver, by wire transfer or bank or cashier's check, at Purchaser's election, an amount equal to Two Hundred Thousand Dollars ($200,000.00) (the "Deposit") to Chicago Title Insurance Company (the "Escrow Holder") located at 171 North Clark Street, Chicago, Illinois 60601, contact person: Allison Rabin. The proceeds of the Deposit shall be deposited and held by Escrow Holder as a deposit against the Purchase Price in accordance with the terms and provisions of this Agreement, and shall be credited against the Purchase Price if the transaction closes. Such Deposit shall be at all times invested in the following investments ("Approved Investments"): (i) United States Treasury obligations, (ii) United States Treasury-backed re-purchase agreements issued by a major money center banking institution, or (iii) such other manner as may be reasonably agreed to by Purchaser. All interest accruing on the Deposit shall be accrued and added to the Deposit. The Deposit will become non-refundable at the expiration of Due Diligence Period unless Purchaser has elected, prior thereto, to terminate this Agreement in accordance with the terms of PARAGRAPHS 4(B) OR 5(C). If the Closing (as defined in Section11(a)) does not occur, the Deposit shall be treated as provided in PARAGRAPH 7 OR 13, as applicable.

          (b) INDEPENDENT CONSIDERATION. Within one (1) business day after the Effective Date, Purchaser shall deliver to Seller's attorney, Robbins, Salomon & Patt, Ltd. ("Seller's Attorney") the amount of $100.00 (the "Independent Consideration"), which amount the parties have bargained for and agreed to as consideration for Seller's grant to Purchaser of Purchaser's exclusive right to purchase the Property pursuant to the terms hereof and for Seller's execution, for Purchaser's right to inspect the Property and conduct the feasibility and other due diligence investigations set forth in PARAGRAPH 5 below, and delivery and performance of this Agreement. Upon receipt of the Independent Consideration, Seller's Attorney shall pay the same to Seller. This Independent Consideration is independent of any other consideration or payment provided in this Agreement, is non-refundable, and shall be paid to and retained by Seller. At Closing, the Independent Consideration shall be applied to the Purchase Price.

          (c) CLOSING PAYMENT. The balance of the Purchase Price, as adjusted by the application of the Deposit plus accrued interest thereon and by the prorations and credits specified herein, shall be paid in cash on the Closing Date (as hereinafter defined).

     4. TITLE AND SURVEY MATTERS.

          (a) DELIVERY OF SURVEY AND TITLE DOCUMENTS. Seller shall use its best efforts to deliver or cause to be delivered the following items to Purchaser upon Seller's execution of this Agreement or within the time period otherwise set forth herein:

               (i) SURVEY. Within two (2) business days after the Effective Date, Seller shall provide Purchaser with any existing survey of the Property ("Existing Survey") currently in the possession of Seller. Within forty-five (45) days from the Effective Date, Seller, at Seller's expense, shall order and obtain either an update to the Existing Survey or, if no Existing Survey exists, a new ALTA Survey (either of the foregoing being defined as the "Updated Survey") containing such information as Purchaser may reasonably request.

               (ii) TITLE. Within two (2) business days after the Effective Date, Seller shall provide Purchaser with any title report ("Existing Title Report") currently in the possession of Seller. Within fourteen
          (14) days after the Effective Date, Seller shall cause Escrow Holder to deliver to Purchaser, at Seller's sole cost and expense:

                    (A) A current  preliminary title report ("PTR") covering the
               Property  issued  by  Chicago  Title  Insurance   Company  (which
               company, also acting in its capacity as the Escrow Holder hereunder, is called the "Title Company");

                    (B) True, correct, and legible copies of any and all instruments referred to in the PTR as constituting exceptions or restrictions upon the title of Seller (the "Exceptions," and together with the PTR and the Updated Survey, collectively, the "Title Documents").

          (b) TITLE AND SURVEY REVIEW; APPROVAL PERIOD. Purchaser shall have thirty (30) days from the receipt of the Schedule B Permitted Exceptions and the Title Documents (the "Title Review Period") to review the Title Documents and to deliver in writing to Seller its approval of the Title
     Documents or portions thereof and/or such objections (the "Title Objections") as Purchaser may have to anything contained in said Exceptions or the Title Documents. Purchaser's failure to timely notify Seller of its objection of all or certain of the Title Documents and the Title
     Objections, if any, within the Title Review Period shall constitute approval of all Exceptions and of the condition of title to the Property. If Title Objections are delivered to Seller by Purchaser, Seller shall have ten (10) days after receipt of Purchaser's Title Objections to give Purchaser, with respect to each Title Objection ("T.O. Response"), (i) evidence satisfactory to Purchaser of the removal of the Title Objection or that the Title Objection will be removed or cured on or before the Closing (in which event such cure or removal shall be a condition precedent for Purchaser's obligation to proceed with the Closing); or (ii) notice that Seller elects not to remove or cure such Title Objection. If Seller elects not to remove or cure any Title Objection, Purchaser shall notify Seller in writing within five (5) business days after receipt of the T.O. Response that Purchaser shall either (i) waive such Title Objection and proceed with the Closing, or (ii) terminate this Agreement by written notice to Seller in accordance with Paragraph 7.

          (c) CONDITIONS OF TITLE. At the Closing, Seller shall convey to Purchaser fee simple title to the Real Property and Improvements by good and sufficient Deed (as defined in Section 8(a)(i)), subject to no exceptions other than those title exceptions permitted herein, or as may be approved by Purchaser in writing (the "Permitted Exceptions").

          (d) TITLE POLICY. Close of Escrow shall be conditioned upon the willingness of the Title Company to issue, upon payment of its normal premium, an Owner's Policy of Title Insurance, together with such endorsements thereto as may be available and requested by Purchaser, with full coverage against mechanics' and materialmen's liens insuring Purchaser in the amount of the Purchase Price that fee simple title to the Real Property and Improvements is vested in Purchaser, subject only to the Permitted Exceptions (collectively, the "Title Policy").

     5. DUE DILIGENCE; OTHER CONDITIONS PRECEDENT TO AGREEMENT.

          (a) DUE DILIGENCE PERIOD. In addition to all other conditions to Purchaser's obligations in this Agreement, Seller and Purchaser agree that Purchaser's obligation to proceed with the Closing is subject to Purchaser's acceptance, in its sole and absolute discretion, of all matters pertaining to the physical, structural, electrical, mechanical, soil, drainage, environmental, zoning, land use and other governmental compliance matters and conditions with respect to the Property, in accordance with this PARAGRAPH 5, on or before 5 p.m. Central time on that the date which is thirty (30) days from the Effective Date (the "Due Diligence Period"). Within two (2) business days of the Effective Date, Seller shall use its best efforts to deliver or cause to be delivered to Purchaser the following documents in Seller's possession or control:

               (i) Historical, financial and/or operating statements for the immediately preceding three (3) full calendar years and the current year to date (or, if Seller has not owned the Property for such entire period, then for the period of Seller's ownership)*, in the form and to the extent reasonably prepared by Seller (to be updated at thirty
          (30) day intervals), and all capital expenditure records for the past three (3) years, current ad valorem tax statements, and utility bills for the preceding twenty-four (24) month period for the Property
          (collectively, the "Financial Data"); * including IRS filed Tax returns

               (ii) A list of the Inventory owned by Seller and used in connection with the ownership, operation and use of the Property to the extent to be conveyed to Purchaser hereunder;

               (iii) A current Rent Roll, to be updated and certified by Seller as true and correct at the end of February, 2004 and at Closing, which shall indicate with respect to each Lease the leased premises, lease term, rent, concessions granted, renewal option(s), security deposits, outstanding delinquencies, defaults or prepayments, and, if applicable, Section 8 status of tenants;

               (iv) All environmental, soils or other studies or reports with respect to the physical and/or environmental condition of the Property, including, without limitation, a Phase I Environmental Site Assessment report, if any, that are in the possession or control of Seller;

               (v) All governmental permits or approvals with respect to the Property that are in the possession or control of Seller, including, without limitation, all building permits and certificates of occupancy for the Improvements;

               (vi) All Service Contracts and other contracts or agreements relating to the ownership, operation and maintenance of the Property that are in the possession or control of Seller;

               (vii)  Copies  of  all   non-residential   Leases  affecting  the
          Property, if any, and of any form(s) of residential lease used in the operation of the Property; and

               (viii) Any other documents or instruments related to the ownership, operation and maintenance of the Property reasonably requested by Purchaser, excluding, the existing loan documents, and further expressly excluding appraisals and other documents subject to attorney-client privilege or confidentiality agreements.

     In addition, Seller shall make all residential Leases affecting the Property (collectively with the non-residential leases referenced in clause
(vii) above, the "Leases") and all tenant correspondence, including tenant complaints regarding safety, mold, water penetration, or maintenance items, and other leasing-related documentation, including, without limitation, tenant profiles or surveys, and unit floor plans (collectively the "Lease Documents"), available to Purchaser at the Property upon reasonable prior notice and during normal business hours throughout the Due Diligence Period.

     All of the foregoing items described in this PARAGRAPH 5(A) shall be hereinafter collectively referred to as the "Due Diligence Items." Purchaser expressly agrees that Seller is furnishing copies of the Due Diligence Items (except the residential Leases and the Lease Documents) to Purchaser, and providing Purchaser with access to the residential Leases and the Lease Documents, for informational purposes only and without representation or warranty as to the accuracy or completeness of the contents of such materials, except as expressly provided in PARAGRAPH 8 hereof.

          (b) ENTRY; INSPECTION. During the Due Diligence Period, Seller shall provide Purchaser with reasonable access to the Property, in accordance with the terms and conditions of this PARAGRAPH 5(B), in order for Purchaser to conduct such inspections, tests and studies as Purchaser may reasonably elect of the physical condition of the Property, including, without limitation, inspection and testing for the presence of hazardous materials or toxic mold, and for structural, mechanical, seismic, electrical and other physical and environmental conditions and/or characteristics of the Property. Such access, inspections, tests and studies shall be permitted and conducted on the following terms and conditions:

               (i) Purchaser shall pay for all inspections, tests and studies ordered by Purchaser.

               (ii) In connection with any entry by Purchaser or its agents, employees or contractors onto the Property, Purchaser shall give Seller reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith so as to minimize interference with Seller's business on, and Seller's tenants' occupancy of, the Property.

               (iii) PURCHASER SHALL INDEMNIFY AND HOLD SELLER HARMLESS FROM AND AGAINST ALL COSTS, EXPENSES, DAMAGES, LIABILITIES, LIENS OR CLAIMS, INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND COURT COSTS, DIRECTLY RELATED TO ANY ENTRY ON THE PROPERTY BY PURCHASER, ITS AGENTS, EMPLOYEES OR CONTRACTORS IN THE COURSE OF PERFORMING INSPECTIONS, TESTS AND/OR INQUIRIES PROVIDED FOR UNDER THIS AGREEMENT, OR RESULTING FROM ANY CONDITIONS ON THE PROPERTY CREATED BY PURCHASER'S ENTRY AND TESTING (BUT NOT INCLUDING ANY CLAIMS RESULTING FROM THE DISCOVERY OR DISCLOSURE OF PRE-EXISTING PHYSICAL OR ENVIRONMENTAL CONDITIONS OR THE NON-NEGLIGENT AND NON-WILLFUL AGGRAVATION OF PRE-EXISTING PHYSICAL OR ENVIRONMENTAL CONDITIONS ON, IN, UNDER OR ABOUT THE PROPERTY). THE FOREGOING INDEMNITY SHALL SURVIVE THE CLOSING DATE OR EARLIER TERMINATION OF THIS AGREEMENT FOR A PERIOD OF ONE (1) YEAR.

          (c) DUE DILIGENCE REVIEW; APPROVAL. Purchaser shall promptly commence, and shall diligently and in good faith pursue, its due diligence reviews hereunder within the Due Diligence Period. If, prior to the expiration of the Due Diligence Period, based upon such review, examination or inspection, Purchaser determines in its sole and absolute discretion that it no longer intends to acquire the Property, then Purchaser shall promptly notify Seller of such determination in writing ("Disapproval Notice"), whereupon this Agreement, and the obligations of the parties to purchase and sell the Property hereunder, shall terminate. If Purchaser fails to deliver the Disapproval Notice to Seller on or before the expiration of the Due Diligence Period, Purchaser shall be deemed to have approved all of the foregoing Due Diligence Items.

          (d) OTHER PURCHASER CONDITIONS PRECEDENT. In addition to Purchaser's approval of its due diligence reviews as provided in Paragraph 5(c) above, Seller and Purchaser agree that Purchaser's obligation to proceed with the Closing is subject to the satisfaction or waiver by Purchaser of the following conditions at or prior to the Closing:

               (i)  Seller  shall  have  delivered   those  items  described  in
          PARAGRAPH 11(D) hereof as provided in this Agreement;

               (ii) Title Company shall be irrevocably committed to issue the Title Policy pursuant to PARAGRAPH 4(D) hereof; and

               (iii) Each representation and warranty made by Seller in this Agreement shall be true, accurate and complete in all material respects as of the Closing Date.

          (e) SELLER'S CONDITIONS PRECEDENT. In addition to all other conditions to Seller's obligations in this Agreement, Seller and Purchaser agree that Seller's obligation to proceed with the Closing is subject to the satisfaction or waiver by Seller of the following conditions at or prior to the Closing:

               (i) Purchaser shall have delivered those items described in PARAGRAPH 11(E) hereof as provided in this Agreement;

               (ii) Each representation and warranty made by Purchaser in this Agreement shall be true, accurate and complete in all material respects of as of the Closing Date; and

               (iii) Seller shall have secured all approvals necessary from its limited partners and the Securities & Exchange Commission to complete the sale of the Property to Purchaser.

          (f) WAIVER OF CONDITIONS PRECEDENT. The conditions set forth in PARAGRAPH 5(D) are for the exclusive benefit of Purchaser and the conditions set forth in PARAGRAPHS 5(E) are for the exclusive benefit of Seller. If any of the conditions set forth in this PARAGRAPH 5 have not been satisfied or waived within the period provided, this Agreement may be terminated by the party benefiting from such condition in accordance with PARAGRAPH 7 hereof.

     6. INTENTIONALLY LEFT BLANK.

     7. TERMINATION OF AGREEMENT. If this Agreement is terminated for any reason other than as described in PARAGRAPH 13, (a) within two (2) business days following such termination, Escrow Agent shall release to Purchaser the Deposit, plus all interest earned thereon, if any (without further cancellation instructions required of Seller); (b) all documents deposited with the Escrow Holder by Purchaser shall be returned to Purchaser, all documents deposited with Escrow Holder by Seller shall be returned to Seller; and all documents delivered to Purchaser by Seller shall be returned to Seller; (c) no Broker's Fee shall be payable to Broker; (d) the party terminating the transaction shall pay the cancellation fee of the Escrow Holder, and (e) neither party shall have any further obligations to the other hereunder, except for those obligations and indemnities which are expressly made to survive the termination. If Purchaser terminates the Agreement, Purchaser shall deliver to Seller all Due Diligence Items and other reports, studies and investigations of the Property obtained by Purchaser as a condition precedent to PARAGRAPH 7(A).

     8. REPRESENTATIONS AND WARRANTIES.

          (a) SELLER'S REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Purchaser as follows:

               (i) At Close of Escrow, Seller will have and will convey to Purchaser good and indefeasible title to the Real Property, Appurtenances and Improvements by Special Warranty Deed (the "Deed"), subject only to the Permitted Exceptions.

               (ii) To Seller's Actual Knowledge, the Rent Roll is true and correct in all material respects.

               (iii) To Seller's Actual Knowledge, as of the Effective Date, Seller has received no notice from any governmental authority with jurisdiction over the Property of any current violation by the Property of any laws, ordinances or regulations applicable to the Property. Seller shall immediately provide Purchaser with a copy of any such notices received after the Effective Date.

               (iv) To Seller's Actual Knowledge, there is no litigation pending against Seller that arises out of the ownership of the Property;

               (v) To Seller's Actual Knowledge, no condemnation or eminent domain proceedings are pending or threatened against the Property.

               (vi) This Agreement and all documents executed by Seller that are to be delivered to Purchaser at the Close of Escrow are, or at the time of Close of Escrow will be, duly authorized, executed and delivered by Seller, and are, or at the time of Close of Escrow will, be legal, valid and binding obligations of Seller, and do not, and at the time of Close of Escrow, will not, violate any provisions of any contract or judicial order to which Seller is a party or to which Seller is subject.

               (vii) To Seller's Actual Knowledge, the Financial Data provided to Purchaser by Seller are true and correct in all material respects.

               (viii) To the best of Seller's knowledge, all Due Diligence Items provided to Purchaser are true, correct and complete copies of such items. None of the Due Diligence Items provided to Purchaser has been amended, modified or terminated by Seller except as disclosed in writing to Purchaser.

               (ix) There are no contracts or agreements relating to the ownership, operation and maintenance of the Property that will survive the Closing, other than the Service Contracts that Purchaser elects to assume at Closing.

               (x) From and after the execution of this Agreement to and including the Closing Date, Seller shall cause its Property Manager to manage and maintain the Property and to market and rent available apartment units in a manner consistent with its historical practices.

     For the purposes of this Agreement, whenever the phrase "to Seller's Actual Knowledge" is used, then it shall be deemed to refer to the actual knowledge of John F. Kennedy, without such person undertaking any investigation.

          (b) PURCHASER'S REPRESENTATIONS AND WARRANTIES. Purchaser hereby represents and warrants that:

               (i) The Purchasers are LLCs and Trusts duly organized, validly existing and in good standing under the laws of the State in which formed, with full right, power and authority to take title to the Property and to enter into and otherwise perform and comply with the terms of this Agreement.

               (ii) This Agreement and all documents executed by Purchaser that are to be delivered to Seller at Close of Escrow are, or at the time of Close of Escrow will be, duly authorized, executed and delivered by Purchaser. This Agreement and all documents executed by Purchaser that are to be delivered to Seller on the Closing Date are, or at Close of Escrow will be, legal, valid and binding obligations of Purchaser and do not, and at the time of Close of Escrow will not, violate any provisions of any contract or judicial order to which Purchaser is a party or to which Purchaser is subject.

          (c) SURVIVAL. Any cause of action of a party for a breach of the representations and warranties described in PARAGRAPHS 8(A) AND (B) above shall survive until December 15, 2004 (the "Survival Period"), at which time such representations and warranties (and any cause of action resulting from a breach thereof not then in litigation) shall terminate. The Survival Period shall only apply to those representations and warranties described in PARAGRAPHS 8(A) AND (B) and where elsewhere expressly stated to apply in this Agreement.

     9. SELLER'S COVENANTS. Between the Effective Date and the Closing or earlier termination of this Agreement, Seller covenants and agrees as follows:

          (a) Seller shall continue to maintain, operate, and lease the Property in substantially the same manner in which Seller is currently operating, maintaining and leasing the Property.

          (b) Seller shall not enter into, materially modify or terminate any Service Contracts or other similar arrangements without the prior consent of Purchaser, except those service contracts that are not to be assumed by Purchaser or deemed reasonably necessary by Seller which are cancellable on thirty (30) days' notice.

          (c) Seller shall maintain all casualty, liability and hazard insurance currently in force with respect to the Property.

          (d) Seller shall not sell or otherwise transfer or dispose of the Property, nor shall Seller initiate, consent to, approve or otherwise take any action with respect to zoning applicable to the Property.

          (e) If prior to the Closing, Seller becomes aware that any representation or warranty set forth in this Agreement that was true and correct on the Effective Date has become materially incorrect due to changes in conditions or the discovery by Seller of information of which Seller was unaware on the Effective Date, then Seller shall immediately notify Purchaser thereof and the representations and warranties set forth herein which are to be remade and reaffirmed by Seller at the Closing shall be supplemented by such new information. If such notification occurs after expiration of the Due Diligence Period, and if in Purchaser's reasonable judgment such change in condition or new information has a material adverse impact on the Property, Purchaser may elect within ten (10) days after receipt of such notice (or, if such notice is received less than ten days prior to the Closing Date, Purchaser may elect on or before the Closing
     Date) to provide written notice to Seller of Purchaser's intent to terminate this Agreement in accordance with Paragraph 7 (subject to Paragraph 13); provided, however, that Seller may within five (5) days after receipt of such termination notice (or, if such termination notice is received less than five days prior to the Closing Date, on or before the Closing Date) notify Purchaser of Seller's intent to cure the condition causing such misrepresentation prior to Closing, in which event Seller's cure of such condition shall be a condition precedent to Purchaser's obligations hereunder.

     10. NO REPRESENTATIONS OR WARRANTIES BY SELLER; ACCEPTANCE OF PROPERTY.

          (a) Purchaser acknowledges and agrees that Seller has not made, does not make and specifically negates and disclaims any representations, warranties (other than (i) the special warranty of title as set out in the Deed, as defined below and (ii) the specific representations and warranties set forth in Section 8(a) hereof), promises, covenants, agreements or guaranties of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to (a) the value, nature, quality or condition of the Property, including, without limitation, the water, soil and geology, (b) the income to be derived from the Property, (c) the suitability of the Property for any and all activities and uses which Purchaser or any tenant may conduct thereon, (d) the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body, (e) the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property, (f) the manner or quality of the construction or materials, if any, incorporated into the Property, (g) the manner, quality, state of repair or lack of repair of the Property, or (h) compliance with any environmental protection, pollution or land use laws, rules, regulations, orders or requirements, including the existence in or on the Property of hazardous materials (as defined below) or (i) any other matter with respect to the Property including, but not limited to, the lateral bracing in the attics of apartment units and the possible need for additional basement joist/truss reinforcement(s). Additionally, no person acting on behalf of Seller is authorized to make, and by execution hereof of Purchaser acknowledges that no person has made, any representation, agreement, statement, warranty, guaranty or promise regarding the Property or the transaction contemplated herein; and no such representation, warranty, agreement, guaranty, statement or promise , if any, made by any person acting on behalf of Seller shall be valid or binding upon Seller unless expressly set forth herein. Purchaser further acknowledges and agrees that having been given the opportunity to inspect the Property, Purchaser is relying solely on its own investigation of the Property and not on any information provided or to be provided by Seller and agrees to accept the Property at the closing and waive all objections or claims against Seller (including, but not limited to, any right or claim of contribution) arising from or related to the Property or to any hazardous materials on the Property. Purchaser further acknowledges and agrees that any information provided or to be provided with respect to the Property was obtained from a variety of sources and that Seller has not made any independent investigation or verification of such information and makes no representations as to the accuracy, truthfulness or completeness of such information. Seller is not liable or bound in any manner by any verbal or written statement, representation or information pertaining to the Property, or the operation thereof, furnished by the manager (including, without limitation, any statement, representation or information contained in the manager's certificate), any real estate broker, contractor, agent, employee, servant or other person. Purchaser further acknowledges and agrees that to the maximum extent permitted by law, the sale of the Property as provided for herein is made on an "as is" condition and basis with all faults. It is understood and agreed that the purchase price has been adjusted by prior negotiation to reflect that all of the Property is sold by Seller and purchased by Purchaser subject to the foregoing; including, but not by limitation, the specific findings set forth in the Purchaser's commissioned property inspection report issued by J & B Roofing and Sheet Metal, LLC and Bergemann Heating and Air Conditioning, Inc. relating to the matters therein described, also including, but not limited to, the condition of the roof; burned tubes in boilers; rusted furnaces; furnace foundations and bases; boiler temperature controls; swimming pool and swimming pool walls; swimming bathrooms. The provisions of this SECTION 10 shall survive the closing and delivery of the Deed.

          (b) HAZARDOUS MATERIALS. "Hazardous Materials" shall mean any substance which is or contain (i) any "hazardous substance" as now or hereafter defined in 101(14) of the Comprehensive Environmental Response, Compensation. And Liability Act of 1980, as amend (42 U.S.C. 9601 et seq.) ("CERCLA") or any regulations promulgated under CERCLA; (ii) any "hazardous waste" as now or hereafter defined in the Resource Conservation and Recovery Act (42 U.S.C. 6901 et seq.) ("RCRA") or regulations promulgated under RCRA; (iii) any substance regulated by the Toxic Substances Control Act (15 U.S.C. 2601 et seq.); (iv) gasoline, diesel fuel, or other petroleum hydrocarbons; (v) asbestos and asbestos containing materials, in any form, whether friable or non-friable; (vi) polychlorinated biphenyls;
     (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements (as hereinafter defined) or the common law, or any other applicable laws relating to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Property, (A) requires reporting, investigation or remediation under Environmental Requirements (defined below); (B) causes or threatens to cause a nuisance on the Property or adjacent property or poses or threatens to pose a hazard to the health or safety of persons on the Property or adjacent property; or (C) which, if it emanated or migrated from the Property, could constitute a trespass.

          (c) ENVIRONMENTAL REQUIREMENTS. "Environmental Requirements" shall mean all laws, ordinances, statutes, codes, rules, regulations, agreements, judgments, orders, and decrees, now or hereafter enacted, promulgated, or amended, of the United States, the states, the counties, the cities, or any other political subdivisions in which the Property is located, and any other political subdivision, agency or instrumentality exercising jurisdiction over the owner of the Property, the Property, or the use of the Property, relating to pollution, the protection or regulation of human health, natural resources, or the environment, or the emission, discharge, release or threatened release of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

     11. CLOSING.

          (a) CLOSE OF ESCROW. The closing of the purchase and sale of the Property pursuant to this Agreement (the "Closing") shall take place through Escrow (as defined below) at the office of the Escrow Holder, or an agent of Escrow Holder located geographically near the Property on the later to occur of (i) thirtieth (30th) day after the expiration of the Due Diligence Period as set forth in Section 5(a) hereinabove; or (ii) five (5) days next following Seller's satisfaction of securing the approvals described in PARAGRAPH 5(E)(III); or (iii) such other date as Purchaser and Seller may mutually agree in writing; provided, however, the Closing Date shall occur not later than April 15, 2004 (the "Closing Date"). The Closing Date may not be extended without the prior written approval of both Seller and Purchaser.

          (b) PAYMENT OF THE PURCHASE PRICE. The Purchase Price shall be paid, and all documents necessary for the consummation of the purchase and sale transaction contemplated hereby shall be executed and delivered on or before the Closing Date, and Seller shall deliver possession of the Property to Purchaser on the Closing Date.

          (c) SELLER'S DELIVERIES. On or before the Closing Date (or within such timeframe as may be more specifically provided below), Seller shall cause to be delivered into Escrow (except as specifically noted) the following documents:

               (i) The Deed in the form of EXHIBIT B attached hereto duly executed by Seller and acknowledged, conveying to Purchaser the Real Property, Appurtenances and Improvements described in EXHIBIT A in fee simple;

               (ii) The Bill of Sale duly executed by Seller, in the form of EXHIBIT C attached hereto;

               (iii) Two (2) counterparts of the Assignment and Assumption of Leases duly executed by Seller, assigning and conveying to Purchaser the Seller's interest in, to and under the Leases, in the form of EXHIBIT D attached hereto;

               (iv) Originals of all Leases (and all amendments thereto, if any, and all records and correspondence relating thereto) and Lease Documents in Seller's possession or control covering the Property or any portion thereof (to be delivered outside of Escrow), and any security deposits relating thereto (unless Purchaser is being credited for the amount of such security deposits pursuant to PARAGRAPH 11(G) below), together with a Certificate of Rent Roll dated as of the Closing Date, in the form of EXHIBIT G attached hereto;

               (v) Two (2) counterparts of the Assignment and Assumption of Contracts and Intangibles duly executed by Seller, assigning and conveying to Purchaser Seller's interest in, to and under the Service Contracts to be continued by Purchaser after the Closing and the Intangible Property, in the form attached hereto as EXHIBIT E;

               (vi) Originals or copies of all Service Contracts in the possession or control of Seller (to be delivered outside of Escrow) to be continued by Purchaser after the Closing;

               (vii) Notices to tenants at the Property duly executed by Seller, in the form attached hereto as EXHIBIT F;

               (viii) An affidavit sworn by an officer of Seller to the effect that Seller is not a "foreign person" as that term is defined in
          Section 1445(f)(3) which affidavit shall be in the form reasonably required by the Escrow Holder;

               (ix) Such entity formation documents, authorizations, certificates of trust, and other documentation with respect to Seller as Escrow Holder may require in order to cause the Closing to occur or as the Title Company may require in order issue the Title Policy;

               (x) Seller shall deliver to Purchaser on the Closing Date all keys for the Property with identification of the lock to which each such key relates (to be delivered outside of Escrow). There will be one key that is clearly labeled for every door and every mailbox throughout the entire complex. Seller shall cause its Property Manager to meet with Purchaser's representative approximately thirty (30) days prior to the Closing Date to exhibit the existence of the labeled keys as aforesaid;

               (xi) A certificate of Seller, duly executed by Seller, confirming that all of the representations and warranties of Seller contained in PARAGRAPH 8(A) hereof are true and correct in all material respects as of the Closing Date, subject to any notice provided by Seller pursuant to PARAGRAPH 9(E) hereof;

               (xii) Two (2) counterparts duly executed by Seller of the Lead-Based Paint Disclosure Addendum to Purchase Agreement pursuant to PARAGRAPH 28 hereof;

               (xiii) A closing statement prepared in writing by Escrow Holder and approved in writing by Seller;

               (xiv) A Rent Roll and a separate Delinquency Report, each certified by the Seller as true and correct as of the Closing Date.

               (xv) Any other documents, instruments, records, correspondence or agreements called for hereunder which have not previously been delivered, or which are reasonably required by Escrow Holder or otherwise to close the Escrow and consummate the purchase of the Property in accordance with the terms hereof.

          (e) PURCHASER DELIVERIES. On or before the Closing Date (or within such timeframe as may be more specifically provided below), Purchaser shall cause to be delivered into Escrow (except as specifically noted) the following documents:

               (i) Two (2) counterparts of the Assignment and Assumption of Leases duly executed by Purchaser, in the form of EXHIBIT D attached hereto;

               (ii) Two (2) counterparts of the Assignment of Contracts and Intangibles duly executed by Purchaser, in the form attached hereto as EXHIBIT E;

               (iii) Such corporate, partnership or other entity formation documents, resolutions, authorizations, certificates of incumbency, certificates of good standing, and other documentation with respect to Purchaser as Escrow Holder may require in order to cause the Closing to occur or as the Title Company may require in order to issue the Title Policy;

               (iv) Two (2) counterparts duly executed by Purchaser of the Lead-Based Paint Disclosure Addendum to Purchase Agreement pursuant to PARAGRAPH 28 hereof;

               (v) A closing statement prepared by Escrow Holder and approved in writing by `Purchaser; and

               (vi) Any other documents, instruments, records, correspondence or agreements called for hereunder which have not previously been delivered, or which are reasonably required by Escrow Holder or otherwise to close the Escrow and consummate the purchase of the Property in accordance with the terms hereof.

          (f) DELIVERY OF TITLE POLICY. At the Close of Escrow, the Title Company shall commit to deliver to Purchaser the Title Policy in accordance with PARAGRAPH 4(D).

          (g) TITLE CHARGES; CLOSING FEES AND COSTS. Seller shall pay the premium for the portion of the Title Policy attributable to "standard" coverage together with a later date to the Closing Date or GAP endorsement. Purchaser shall pay the incremental premium and the cost of any endorsements to the Title Policy requested by Purchaser. State transfer taxes shall be paid by Seller. Recording fees shall be paid by Purchaser. Costs and charges of the escrow for the sale and deed closing paid by Seller. Costs and charges of the escrow for the Purchaser's loan closing shall be paid by Purchaser.

          (h) REAL ESTATE TAX PRORATION. General real estate taxes for the Property shall be prorated on the basis of one hundred percent (100%) of the most recent ascertainable tax bill. The parties agree to reprorate the credit provided to Purchaser at closing within ten (10) days after actual bills for the Property become available. Any amounts due hereunder shall be paid by the responsible party within ten (10) days after written notice from the requesting party. Seller shall escrow from the purchase proceeds the sum of Twenty Thousand Dollars ($20,000.00) with a financial institution selected by Seller to assure the timely satisfaction of Seller's obligations, if any, pursuant to this subparagraph (h).

          (i) OTHER PRORATIONS. Rents (regardless of collection), lease commissions, interest, insurance, utility charges, personal property taxes and ad valorem taxes for the then current year shall be prorated at the Close of Escrow effective as of the Closing Date. If for any reason utility charges cannot be accurately determined at Closing Date for proration purposes, Purchaser may postpone proration of utility charges until bills are received. Charges appearing on such statement shall then be prorated as of the Closing Date, and Seller shall tender in cash the cost of all utility charges to the Closing Date to Purchaser upon demand. If Seller elects not to deliver security deposits directly to Purchaser, Purchaser shall be entitled to a credit against the Purchase Price for the total sum of all refundable security deposits paid to Seller by tenants under any Leases affecting the Property, except for deposits which have been credited or refunded to tenants as disclosed on the Rent Roll, or are expressly nonrefundable to tenants pursuant to their Leases.

          (j) DELINQUENT RENTS. Any monies collected by Purchaser or Seller from a tenant who is delinquent in payment of rent as of the Closing Date shall be applied in the following order of priority, with respect to the applicable lease: (i) first, to any rent then due to Purchaser for the month in which the Closing occurs or any subsequent months; (ii) second, to pay reasonable outside collection costs incurred by the party collecting such rent; and (iii) third, to Seller to the extent of any rents delinquent as of the Closing Date.

          (k) VACANT  APARTMENT UNIT CREDIT.  In the event that more than thirty
     (30) apartment units are vacant as of the Closing Date, Seller shall provide a credit to Purchaser in the sum of One Thousand Five Hundred Ninety Dollars ($1,590.00) for every vacant apartment unit in excess of thirty (30) vacant apartment units; provided, however, that the credit, if any, granted by this subparagraph (k) shall not exceed the total of Ten Thousand Dollars ($10,000.00) units.

     12. ESCROW INSTRUCTIONS.

          (a) DEPOSIT OF PURCHASE AGREEMENT IN ESCROW. Within five (5) business days after the Effective Date, the parties shall deposit an executed copy of this Agreement (or a fully executed copy in counterparts) with Escrow Holder, and Purchaser shall concurrently therewith place the Deposit with Escrow Holder. Escrow Holder shall promptly execute this Agreement upon receipt of this Agreement and the Deposit and, thereupon, escrow hereunder (the "Escrow") shall be established. This Agreement shall serve as the instruction to Escrow Holder to consummate the purchase and sale contemplated hereunder. Seller and Purchaser agree to execute such additional and supplementary escrow instructions as may be reasonably appropriate to enable Escrow Holder to comply with the terms of this Agreement. If there is any conflict between the provisions of this Agreement and any such additional or supplementary escrow instructions, however, the terms of this Agreement shall control. The transactions contemplated herein shall be consummated through Escrow. "Close of Escrow" shall occur on the Closing Date and shall mean the day the transfer and purchase price financing documents required to be recorded hereunder are in fact recorded.

          (b) CONDITIONS TO CLOSE. Escrow Holder shall close the Escrow on the Closing Date by (i) causing the Deed to be recorded in the Recorder's Office of the county in which the Property is located, and (ii) delivering the Deposit to Seller and the other funds and documents as provided in this Agreement, WHEN AND ONLY WHEN each of the following conditions have been satisfied:

               (i) All funds and documents have been delivered to Escrow Holder; and

               (ii) Title Company is committed to deliver the Title Policy.

          (c) DISTRIBUTION OF FUNDS AND DOCUMENTS. Unless this Agreement terminates as provided herein, all funds received by Escrow Holder shall be, until Close of Escrow, kept on deposit and invested in Approved Investments. Interest accruing to such account prior to the Close of Escrow shall be added to the Deposit. Interest accruing on all sums due Seller after the Close of Escrow shall be for the account of Seller. All disbursements by Escrow Holder to Seller shall be made by federal wire transfer in accordance with wiring instructions to be given by Seller prior to the Closing Date. Upon Close of Escrow:

               (i) Escrow Holder shall disburse the Closing Payment and the Deposit to Seller.

               (ii) Escrow Holder shall cause the recorded Deed to be delivered to Purchaser.

               (iii) Escrow Holder shall deliver all other items deposited into Escrow to the party entitled thereto or benefited thereby.

     13. DEFAULT.

          (a) DEFAULT BY PURCHASER; LIMITATION ON LIABILITY; LIQUIDATED DAMAGES. Seller and Purchaser expressly acknowledge and agree that if closing fails to occur solely as the result of a default under this Agreement by Purchaser, and if all other conditions to Purchaser's obligations to consummate the purchase of the Property have been satisfied at the time of closing, (i) Seller will be materially damaged, (ii) it would be extremely difficult and impracticable at this time to estimate the amount of such damage, and (iii) after negotiation, the parties have agreed that, considering all of the circumstances existing on the date of this Agreement, the amount of the Deposit is a reasonable estimate of the damages that Seller would incur in such event. Accordingly, Seller and Purchaser agree that in the event of such a default by Purchaser, and conditioned on all other conditions to Purchaser's obligations to consummate the purchase of the Property being fulfilled at the time of closing, the Deposit shall constitute liquidated damages for such default. The Escrow Holder is hereby instructed by Seller and Purchaser to deliver the Deposit to Seller in such event, and Seller shall retain the Deposit as liquidated damages. Such liquidated damages shall constitute Seller's sole and exclusive remedy for Purchaser's default, and shall be in lieu of any other monetary relief or any other relief to which Seller may otherwise be entitled under this Agreement or under the law, and Seller hereby waives any right to specific performance or damages hereunder, except that Seller shall be entitled to exercise any rights or remedies it may have by virtue of any indemnity created or granted herein.

     BY PLACING ITS INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION.

     INITIALS:  SELLER: /S/JFK          PURCHASER: /S/MA

          (b) DEFAULT BY SELLER; LIMITATION ON LIABILITY; LIQUIDATED DAMAGES. Seller and Purchaser expressly acknowledge and agree that if closing fails to occur solely as the result of a default under this Agreement by Seller, and if all other conditions to Seller's obligations to consummate the purchase of the Property have been satisfied at the time of closing, (i) Purchaser will be materially damaged, (ii) it would be extremely difficult and impracticable at this time to estimate the amount of such damage, and
     (iii) after negotiation, the parties have agreed that, considering all of the circumstances existing on the date of this Agreement, the amount of One Hundred Thousand Dollars ($100,000.00) ("Seller's Liquidated Damages") is a reasonable estimate of the damages that Purchaser would incur in such event. Accordingly, Seller and Purchaser agree that in the event of such a default by Seller, and conditioned on all other conditions to Seller's obligations to consummate the purchase of the Property being fulfilled at the time of closing, the Seller's Liquidated Damages shall constitute liquidated damages for such default. Seller shall deliver the Seller's Liquidated Damages to Purchaser in such event, and Purchaser shall retain the Seller's Liquidated Damages as liquidated damages. Such liquidated damages shall constitute Purchaser's sole and exclusive remedy for Seller's default, and shall be in lieu of any other monetary relief or any other relief to which Purchaser may otherwise be entitled under this Agreement or under the law, and Purchaser hereby waives any right to specific performance or damages hereunder, except that Purchaser shall be entitled to exercise any rights or remedies it may have by virtue of any indemnity created or granted herein.

     BY PLACING ITS INITIALS BELOW, EACH PARTY SPECIFICALLY CONFIRMS THE ACCURACY OF THE STATEMENTS MADE ABOVE AND THE FACT THAT EACH PARTY WAS REPRESENTED BY COUNSEL WHO EXPLAINED, AT THE TIME THIS AGREEMENT WAS MADE, THE CONSEQUENCES OF THIS LIQUIDATED DAMAGES PROVISION.

     INITIALS:  SELLER: JFK             PURCHASER: MA

     14. LOSS BY FIRE OR OTHER CASUALTY; CONDEMNATION.

          (a) CASUALTY. If, prior to the Closing Date, any part of the Property is damaged or destroyed by fire or other casualty loss, Seller shall restore the Property to its previous condition as soon as reasonably possible (but in no event will Seller be required to expend on such restoration more than the insurance proceeds collected by Seller plus any deductible), but, in any event, prior to the Closing Date. If Seller is unable to do so, without fault and notwithstanding Seller's diligent, good faith efforts, Purchaser shall have the option, as its sole remedy, to either (x) terminate this Agreement by delivering written notice of termination to Seller, in accordance with PARAGRAPH 7 hereof, or (y) proceed with the purchase of the Property, in which event at Closing Purchaser shall be credited against the Purchase Price the amount of all insurance proceeds or condemnation awards collected by Seller as a result of any such damage or destruction (or such proceeds shall be assigned to Purchaser if not then collected), plus any insurance deductibles applicable to such damage or destruction, less any monies actually expended by Seller to repair any damage.

          (b) CONDEMNATION. If any part of the Property is condemned prior to Closing Date, Seller shall promptly give Purchaser written notice of such condemnation and Purchaser shall have the option of (i) proceeding with the close of its purchase of the Property subject to receiving a credit for all condemnation proceeds received by Seller (up to the Purchase Price), or
     (ii) declaring this Agreement terminated in accordance with PARAGRAPH 7 hereof by delivering written notice of termination to Seller within five
     (5) business days after Purchaser's receipt of notice of such condemnation.

     15. ATTORNEYS' FEES. Any signatory to this Agreement who is the prevailing party in any legal proceeding against any other signatory brought in connection with this Agreement or transaction shall be additionally entitled to recover court costs and reasonable attorney fees, and all other litigation expenses, including deposition costs, travel and expert witness fees, from the non-prevailing party.

     16. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and (i) personally delivered, (ii) sent by United States registered or certified mail, postage prepaid, return receipt requested,
(iii) sent by Federal Express or similar nationally recognized overnight courier service, or (iv) transmitted by facsimile with a hard copy sent within one (1) business day by any of the foregoing means. Such notice shall be deemed to have been given upon the date of actual receipt or delivery (or refusal to accept delivery), as evidenced by the notifying party's receipt of written or electronic confirmation of such delivery or refusal, if received by the party to be notified between the hours of 8 a.m. and 5 p.m. Central time on any business day, with delivery made after such hours to be deemed received on the following business day. For the purposes of notice, the addresses of the parties shall be as follows:

                  Seller:           Springdale Associates, Ltd.
                                    345 North Canal Street, Suite 200
                                    Chicago, Illinois  60602
                                    Attn:   Mr. John F. Kennedy/Mr. Robert Mayer
                                    PH:  (312) 454-1626
                                    FX:  (312) 454-1627
                                    E-mail:   jkennedy@chrisken.com
                                               mayer@chrisken.com

                  Copies to:        Robbins, Salomon & Patt, Ltd.
                                    25 East Washington Street, Suite 1000
                                    Chicago, Illinois  60602
                                    Attn:   Alan J. Wolf, Esq.
                                    PH:  (312) 456-0375
                                    FX:  (312) 782-6690
                                    E-mail:   awolf@rsplaw.com

                                    and

                                    Michael Sorgi, Esq.
                                    225 East Mason Street, Suite 500
                                    Milwaukee, Wisconsin 53202
                                    PH:  (414) 273-2640
                                    FX:  (414) 273-7398
                                    E-mail:  ms@sorgilaw.com

                  Purchaser:        Trike Property Management, LLC
                                    4215 North Richards Street
                                    Milwaukee, Wisconsin 53211
                                    Attn:  Michael Askotzky
                                    PH:     (414) 332-5500
                                    FX:     (414) 332-5511
                                    E-mail:  maskotzky@trikepm.com

                  Copies to:        Mark Goldner, Esq.
                                    2050 West Good Hope Road
                                    Glendale, Wisconsin  53209
                                    PH:   (414) 540-6400
                                    FX:   (414) 540-6611

or such other address as either party may from time to time specify in writing delivered to the other in accordance with this PARAGRAPH 16.

     17. INTEGRATION. This Agreement contains the complete agreement between the parties and cannot be varied except by the written agreement of the parties. The parties agree that there are no oral agreements, understandings, representations or warranties that are not expressly set forth herein.

     18. BINDING  EFFECT.  This Agreement shall be binding upon and inure to the
benefit  of  the  parties  hereto  and  their   respective   heirs,   executors,
representatives, successors and assigns where permitted by this Agreement.

     19. ASSIGNMENT. Purchaser may not assign this Agreement or all rights hereunder without Seller's prior written consent, which consent shall not be unreasonably withheld or delayed. Purchaser shall be relieved of any liability under this Agreement from and after such assignment provided the assignee assumes in writing all obligations of Purchaser hereunder.

     20.  1031  EXCHANGE.  Seller  and/or  Purchaser  may wish to  effect an IRC
Section 1031 tax-deferred exchange and both parties will cooperate to facilitate such an exchange; provided, however, neither party shall incur additional cost or expense on the other party's behalf, and shall not be required to advance or deposit monies in excess of amounts required by this Agreement for purchase of the subject Property, and such exchange shall not cause any delays in the time periods or Closing Date specified in this Agreement.

     21. GOVERNING LAW. This Agreement shall be construed under and in accordance with the laws of the state of Wisconsin.

     22. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     23. EXHIBITS. All exhibits attached hereto are incorporated herein by this reference.

     24. TIME. Time is of the essence.

     25. DATE OF PERFORMANCE. If the date for performance of any act under this Agreement falls on a Saturday, Sunday or federal holiday, the date for such performance shall automatically be extended to the first succeeding business day that is not a Saturday, Sunday or federal holiday.

     26. LEGALLY BINDING. This is intended to be a legally binding agreement. This Agreement constitutes the entire agreement between the parties and their real estate agents, there being no oral contracts, representations, conditions, or warranties, express or implied, in addition to this Agreement.

     27. WAIVER. No waiver by Purchaser or Seller of a breach of any of the terms, covenants and conditions of this Agreement by the other party shall be construed or held to be a waiver of any succeeding or preceding breach of the same or any other term, covenant or condition herein contained. No waiver of any default by Purchaser or Seller hereunder shall be implied from any omission by the other party to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect a default other than as specified in such waiver.

     28. LEAD-BASED PAINT DISCLOSURE. If the Improvements or any part thereof were built prior to 1978, the attached "Lead-Based Paint Disclosure Addendum to Purchase Agreement" is incorporated herein by this reference and shall be completed by Seller and Purchaser.

     29. CONFIDENTIALITY. Seller and Purchaser agree to keep the terms of this Agreement confidential (subject to disclosures to Title Company, surveyor, Seller's and Purchaser's respective partners, attorneys, accountants and other consultants reasonably necessary to consummate this transaction) and not make any public announcements or disclosures with respect to the subject matter hereof without the prior written consent of the other party.

     30. FURTHER INSTRUMENTS. Each party will, whenever and as often as it shall be requested so to do by the other, cause to be executed, acknowledged or delivered any and all such further instruments and documents as may be necessary or proper, in the reasonable opinion of the requesting party, in order to carry out the intent and purpose of this Agreement.

     31. COUNTERPARTS. This Agreement may be executed in any number of counterparts, provided each of the parties hereto executed at least one counterpart; each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     32. WAIVER OF TRIAL BY JURY. Purchaser and Seller, to the extent they may legally do so, hereby expressly waive any right to trial by jury of any claim, demand, action, cause of action, or proceeding arising under or with respect to this Agreement, or in any way connected with, or related to, incidental to, the dealing of the parties hereto with respect to this Agreement or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and irrespective of whether sounding in contract, tort, or otherwise. To the extent they may legally do so, Seller and Purchaser hereby agreement that any such claim, demand, action, cause of action or proceeding shall be decided by a court trial without a jury and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the other party or parties hereto to waiver of its or their right to trial by jury.

     33. BROKERS; INDEMNITY. Seller has agreed to pay Hendricks & Partners a commission (the "Broker's Fee") by separate agreement. Other than as stated above, Seller and Purchaser each represent and warrant to the other that no real estate brokerage commission is payable to any person or entity in connection with the transaction contemplated hereby, and each agrees to and does hereby indemnify and hold the other harmless against the payment of any commission to any person or entity claiming by, through or under Seller or Purchaser, as applicable. This indemnification shall extend to any and all claims, liabilities, costs and expenses (including reasonable attorneys' fees and litigation costs) arising as a result of such claims and shall survive the Closing. Broker shall not be entitled to any monies or other recovery realized by Seller arising out of Purchaser's default. Broker shall not be entitled to any commission if Purchaser or Seller elect to terminate this Agreement. This PARAGRAPH 33 shall expressly survive any Closing or any termination of this Agreement.

     34. ENERGY LAW. Purchaser shall be responsible for compliance with the Wisconsin Energy Law (Section 101.122, Wisconsin Statutes) and shall provide a stipulation or compliance certificate at Closing.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                    EXECUTED BY PURCHASER ON FEBRUARY 4,2004

                    PURCHASER:

                    Joint Venture, LLC, Phillip & Sally Askotzky Revocable Living Trust dated 10/07/96, Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust


                    By:  /s/ Michael Askotzky
                    Name:  Michael Askotzky
                    Its:  Managing Member and/or Authorized Agent/Signatory

                    EXECUTED BY SELLER ON FEBRUARY 9, 2004

                    SELLER:

                    Springdale Associates, Ltd.,
                    a Delaware limited partnership


                    By: /s/ John F. Kennedy
                    Its: Managing Partner

                        RECEIPT OF DEPOSIT ACKNOWLEDGMENT



Title Company acknowledges receipt of the earnest money Deposit in the amount of
       and in the form of                     on this       day of             ,
-------                   --------------------        -----        ------------
2004.

                                    By:
                                       -------------------------------
                                    Name:
                                          ----------------------------
                                    Title:
                                           ---------------------------

                         ESCROW HOLDER'S ACKNOWLEDGMENT



The undersigned hereby executes this Agreement to evidence its contract to act as Escrow Holder in accordance with the terms of this Agreement.




Date:                , 2004         CHICAGO TITLE INSURANCE COMPANY
      ---------------
                                    By:
                                       ----------------------------
                                    Name:
                                         --------------------------
                                    Title:
                                          -------------------------

                                    EXHIBIT A

                        (REAL PROPERTY LEGAL DESCRIPTION)

Parcel 1 of Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990 as corrected by Affidavit recorded as Document No. 1239073 being a resurvey of Certified Survey Map No. 1779, recorded as Document No. 842178, located in part of the NW 1/4 and SW 1/4 of the SW 1/4 of Section 30, Township 7 North Range 20 East, City of Waukesha, County of Waukesha, State of Wisconsin.

                              PERMITTED EXCEPTIONS

1. Taxes for the year 200_ and subsequent years, not now due or payable.

2. Rights of claims of tenants in possession.

3. Drainage easement granted to Town of Brookfield, dated August 2, 1967 and recorded on October 11, 1967 in Volume 1099 of Deeds, page 454, as Document NO. 696995 and as set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

4. Limitations imposed on access set forth in a Finding, Determination and Declaration by the State Highway Commission of Wisconsin, establishing certain controlled-access highways in Waukesha County, Wisconsin, approved and adopted August 23, 1951 and recorded September 26, 1951 in Volume 556 of Deeds, page 394, as Document No. 356777.

5. Utility easement granted to Wisconsin Electric Power Company and Wisconsin Telephone Company, their successors and assigns, dated April 23, 1973 and recorded June 5, 1973 in Reel 42, image 194, as Document No. 852517. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

6. Utility easement granted to Wisconsin Natural Gas Company, its successors and assigns, dated July 17, 1974 and recorded October 7, 1974 on Reel 96, Image 907, as Document No. 895037. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

7. Utility easement granted to Wisconsin Natural Gas Company, its successors and assigns, dated July 17, 1974 and recorded October 7, 1974 on Reel 96, Image 909, as Document No. 895038. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

8. Reservation for easement set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990, reciting as follows:

     1. There shall be a 10' wide temporary slope easement across Parcel No. 1 along Bluemound Rd. (C.T.H. "JJ"), Springdale Rd. and Hollidale Rd. Said easement not to be permanently improved until concrete sidewalk is installed.

     2. An easement for sidewalk purposes shall apply to Parcel No. 1 as follows: (That area which lies between Bluemound Rd. (C.T.H. "JJ" and Springdale Rd. and between the chord of a curve with a 10' radius, the center of which curve is the NW. Cor. of Parcel No. 1.)

        (That area which lies between Springdale Rd. and Hollidale Rd. and between the chord of a curve with a 10' radius, the center of which curve is the SW. Cor. of Parcel No. 1.)

9. Easement granted to Waukesha Water Utility, City of Waukesha dated November 23, 1983 and recorded November 30, 1983 on Reel 578, Image 795, as Document No. 1238210 and as set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990, as "20' water main esm't." and "20' water main esm't.) Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

10. "20' San. Sewer Esm't" and "20' San. Sewer Esm't" as set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990 as corrected by Affidavit recorded as Document No. 1239073. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

11. 25 foot building setback line affecting the Northerly, Southerly, and Westerly lines as disclosed in Warranty Deed recorded as Document No. 1241604, and as set forth in the Survey in our possession prepared by Ruekert and Mielke, Inc. under dated of February 19, 1987.

12. Encroachment of a garage into the "25' Building Setback Line" along the North property line as disclosed in Warranty Deed recorded as Document No. 1241604 and encroachment of said garage into the 10' slope easement reserved in Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on page 232, 233 and 234, as Document No. 1237990, being a resurvey of Certified Survey Map No. 1779, encroachments are also disclosed on the plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

13. Unrecorded existing Storm Sewers and unrecorded Sanitary Sewer ,Laterals as set forth on survey in our possession prepared by Ruekert & Mielke, Inc. under date of February 19, 1987.

14. Encroachment of "Bit. Parking Lots" into easement areas set forth in Items 3, 5, 9 and 10 above and as set, forth on the survey in our possession prepared by Ruekert & Mielke, Inc. under date of February 19, 1987. "

15. Grant executed by Frank Savatski to The Milwaukee Electric Railway and Light Co. dated November 13, 1925 and recorded March 10, 1926 in Volume 197 of Deeds on page 523 as Document No. 142606. Said easement is also depicted on the plat of Survey in our possession prepared by Ruekert 5 Mielke, Inc. under date of February 19, 1987.

                                    EXHIBIT B

                              SPECIAL WARRANTY DEED



In a style and form mutually acceptable to Seller, Purchaser and Title Insurer.

                                    EXHIBIT A


Parcel 1 of Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990 as corrected by Affidavit recorded as Document No. 1239073 being a resurvey of Certified Survey Map No. 1779, recorded as Document No. 842178, located in part of the NW 1/4 and SW 1/4 of the SW 1/4 of Section 30, Township 7 North Range 20 East, City of Waukesha, County of Waukesha, State of Wisconsin.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

1. Taxes for the year 200  and subsequent years, not now due or payable.
                         --
2. Rights of claims of tenants in possession.

3. Drainage easement granted to Town of Brookfield, dated August 2, 1967 and recorded on October 11, 1967 in Volume 1099 of Deeds, page 454, as Document NO. 696995 and as set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

4. Limitations imposed on access set forth in a Finding, Determination and Declaration by the State Highway Commission of Wisconsin, establishing certain controlled-access highways in Waukesha County, Wisconsin, approved and adopted August 23, 1951 and recorded September 26, 1951 in Volume 556 of Deeds, page 394, as Document No. 356777.

5. Utility easement granted to Wisconsin Electric Power Company and Wisconsin Telephone Company, their successors and assigns, dated April 23, 1973 and recorded June 5, 1973 in Reel 42, image 194, as Document No. 852517. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

6. Utility easement granted to Wisconsin Natural Gas Company, its successors and assigns, dated July 17, 1974 and recorded October 7, 1974 on Reel 96, Image 907, as Document No. 895037. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

7. Utility easement granted to Wisconsin Natural Gas Company, its successors and assigns, dated July 17, 1974 and recorded October 7, 1974 on Reel 96, Image 909, as Document No. 895038. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

8. Reservation for easement set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990, reciting as follows:

     1. There shall be a 10' wide temporary slope easement across Parcel No. 1 along Bluemound Rd. (C.T.H. "JJ"), Springdale Rd. and Hollidale Rd. Said easement not to be permanently improved until concrete sidewalk is installed.

     2. An easement for sidewalk purposes shall apply to Parcel No. 1 as follows: (That area which lies between Bluemound Rd. (C.T.H. "JJ" and Springdale Rd. and between the chord of a curve with a 10' radius, the center of which curve is the NW. Cor. of Parcel No. 1.)

        (That area which lies between Springdale Rd. and Hollidale Rd. and between the chord of a curve with a 10' radius, the center of which curve is the SW. Cor. of Parcel No. 1.)

9. Easement granted to Waukesha Water Utility, City of Waukesha dated November 23, 1983 and recorded November 30, 1983 on Reel 578, Image 795, as Document No. 1238210 and as set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990, as "20' water main esm't." and "20' water main esm't.) Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

10. "20' San. Sewer Esm't" and "20' San. Sewer Esm't" as set forth on Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on pages 232, 233 and 234, as Document No. 1237990 as corrected by Affidavit recorded as Document No. 1239073. Said easement is also depicted on the Plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

11. 25 foot building setback line affecting the Northerly, Southerly, and Westerly lines as disclosed in Warranty Deed recorded as Document No. 1241604, and as set forth in the Survey in our possession prepared by Ruekert and Mielke, Inc. under dated of February 19, 1987.

12. Encroachment of a garage into the "25' Building Setback Line" along the North property line as disclosed in Warranty Deed recorded as Document No. 1241604 and encroachment of said garage into the 10' slope easement reserved in Certified Survey Map No. 4444, recorded November 28, 1983 in Volume 35 of Certified Survey Maps on page 232, 233 and 234, as Document No. 1237990, being a resurvey of Certified Survey Map No. 1779, encroachments are also disclosed on the plat of Survey in our possession prepared by Ruekert and Mielke, Inc. under date of February 19, 1987.

13. Unrecorded existing Storm Sewers and unrecorded Sanitary Sewer ,Laterals as set forth on survey in our possession prepared by Ruekert & Mielke, Inc. under date of February 19, 1987.

14. Encroachment of "Bit. Parking Lots" into easement areas set forth in Items 3, 5, 9 and 10 above and as set, forth on the survey in our possession prepared by Ruekert & Mielke, Inc. under date of February 19, 1987. "

15. Grant executed by Frank Savatski to The Milwaukee Electric Railway and Light Co. dated November 13, 1925 and recorded March 10, 1926 in Volume 197 of Deeds on page 523 as Document No. 142606. Said easement is also depicted on the plat of Survey in our possession prepared by Ruekert 5 Mielke, Inc. under date of February 19, 1987.

                                    EXHIBIT C

                                  BILL OF SALE

     Seller, SPRINGDALE APARTMENTS, LTD., A DELAWARE LIMITED PARTNERSHIP, in consideration of TEN ($10.00) Dollars and other good and valuable considerations, receipt whereof is hereby acknowledged, does hereby sell, assign, transfer and set over to Buyer, JOINT VENTURE, LLC, PHILLIP & SALLY ASKOTZKY REVOCABLE LIVING TRUST DATED 10/07/96, MICHAEL A. & TRACY C. ASKOTZKY TRUST T/U/A DATED MARCH 8, 1999, THE LEVINSKY AND CEREN FAMILY TRUST DATED APRIL 26, 1989, 2002 LEVINSKY FAMILY TRUST, MAURICE NEEMAN TRUST AND SHIRLEY NEEMAN TRUST, the following described personal property:

IF ANY, located on the premises commonly known as the Springdale Apartments, 2415 Springdale Road, Waukesha, Wisconsin ("Premises"), TO WIT:


                AS SET FORTH IN THAT PURCHASE AND SALE AGREEMENT
              AND JOINT ESCROW INSTRUCTIONS DATED           , 2004
                                                  ----------
                  BETWEEN SELLER AND BUYER FOR THE PURCHASE OF
                         THE PREMISES, AND SCHEDULE "1"
                     ATTACHED HERETO AND MADE A PART HEREOF


     Seller hereby represents and warrants to Purchaser that Seller is the absolute owner of said property, that said property is free and clear of all liens, charges and encumbrances, and that Seller has full right, power and authority to sell said personal property and to make this bill of sale. Subject to the foregoing provisions of this Bill of Sale, sale and transfer of the personal property provided for herein is made on an "AS IS - WHERE IS" basis.

     IN WITNESS  WHEREOF,  Seller has caused  this bill of sale to be signed and
sealed at Chicago, Illinois this                day of         , 2004.
                                 --------------        --------

                                 SPRINGDALE APARTMENTS, LTD., a Delaware limited partnership


                                 By:
                                    ------------------------------------


STATE OF ILLINOIS )
                  )  ss
COUNTY OF COOK    )

     I, the undersigned, a Notary Public in and for said County, the State aforesaid, DO HEREBY CERTIFY that Springdale Apartments, Ltd., a Delaware limited partnership, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed, sealed and delivered the said instrument as his free and voluntary act and the free and voluntary act of the partnership, for the uses and purposes therein set forth.

     Given under my hand and official seal this       day of          , 2004.
                                                -----        ---------



                                 ---------------------------------------
                                 NOTARY PUBLIC

                                   SCHEDULE I
                                       to
                                  Bill of Sale


              [Inventory of Personal Property Included in the Sale]


To be provided by Seller within five (5) business days of Effective Date.

                                    EXHIBIT D


                       ASSIGNMENT AND ASSUMPTION OF LEASES

     THIS  ASSIGNMENT AND ASSUMPTION OF LEASES (this  "Assignment")  dated as of
             ,  2004, is between Springdale Apartments, Ltd., a Delaware limited
-------------
partnership ("Assignor") and Joint Venture, LLC, Phillip & Sally Askotzky Revocable Living Trust dated 10/07/96, Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust ("Assignee").

     Assignor is the lessor under certain leases executed with respect to the Property (as defined below), which leases are described in SCHEDULE I attached hereto (the "Leases").

     Assignor  and Assignee  have  entered  into that certain  Purchase and Sale
Agreement and Joint Escrow Instructions dated effective as of             , 2004
                                                              ------------
(the "Agreement"), pursuant to which Assignee agreed to purchase the real property and improvements described therein (the "Property") from Assignor and Assignor agreed to sell the Property to Assignee, on the terms and conditions contained therein.

     Pursuant to the Agreement, Assignor desires to assign its interest as landlord under the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.

     ACCORDINGLY, the parties hereto agree as follows:

     As of the date on which the Property is conveyed to Assignee pursuant to the Agreement (the "Conveyance Date"), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Leases;

     Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all liabilities, losses, claims, damages, costs or expenses, including, without limitation, reasonable attorneys' fees and costs (collectively, the "Claims"), originating prior to the Conveyance Date and arising out of the Assignor's obligations under the Leases.

     As of the Conveyance Date, Assignee hereby assumes all of Assignor's obligations under the Leases and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of the Assignee's obligations under the Leases.

     In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

     This Assignment shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     Assignor and Assignee have executed this Agreement as of the day and year first written above.

                              ASSIGNOR:

                              Springdale Apartments, Ltd.,
                              a Delaware limited partnership

                              By:
                                 ------------------------------------
                              Its:
                                  -----------------------------------

                              ASSIGNEE:

                              Joint Venture, LLC, Phillip & Sally Askotzky
                              Revocable Living Trust dated 10/07/96,
                              Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust



                              By:
                                 ------------------------------------
                              Its:
                                  -----------------------------------

                                   SCHEDULE I
                                       to
                       Assignment and Assumption of Leases

                          (List of Leases - Rent Roll)


To be provided by Seller within five (5) business days of Effective Date.

                                    EXHIBIT E


             ASSIGNMENT AND ASSUMPTION OF CONTRACTS AND INTANGIBLES

     THIS  ASSIGNMENT  AND  ASSUMPTION  OF  CONTRACTS  AND   INTANGIBLES   (this
"Assignment")  ")  dated  as  of               ,  2004,  is  between  Springdale
                                 --------------
Apartments, Ltd., a Delaware limited partnership ("Assignor") and Joint Venture, LLC, Phillip & Sally Askotzky Revocable Living Trust dated 10/07/96, Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust ("Assignee").

     Assignor has entered into certain service contracts which affect the Property (as defined below), which service contracts are described in SCHEDULE I attached hereto (the "Contracts").

     Assignor  and Assignee  have  entered  into that certain  Purchase and Sale
Agreement and Joint Escrow Instructions dated effective as of             , 2004
                                                              ------------
(the "Agreement"), pursuant to which Assignee agreed to purchase the real property and improvements described therein (the "Property") from Assignor and Assignor agreed to sell the Property to Assignee, on the terms and conditions contained therein.

     Pursuant to the Agreement, Assignor desires to assign its interest in the Contracts and in certain intangible personal property with respect tot he Property to Assignee, to the extent such interests are transferable, and Assignee desires to accept the assignment thereof, on the terms and conditions set forth below.

     ACCORDINGLY, the parties hereto agree as follows:

     As of the date on which the Property is conveyed to Assignee pursuant to the Agreement (the "Conveyance Date"), Assignor hereby assigns to Assignee all of its right, title and interest in and to the Contracts and any intangible property now owned by Assignor in connection with the Property, to the extent such interests are transferable, excluding claims by Assignor, if any, arising out of matters occurring before the Conveyance Date;

     Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all liabilities, losses, claims, damages, costs or expenses, including, without limitation, reasonable attorneys' fees and costs (collectively, the "Claims"), originating prior to the Conveyance Date and arising out of Assignor's obligations under the Contracts.

     As of the Conveyance Date, Assignee hereby assumes all of Assignor's obligations under the Contracts and agrees to indemnify Assignor against and hold Assignor harmless from any and all Claims originating on or subsequent to the Conveyance Date and arising out of the Assignee's obligations under the Contracts.

     In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

     This Assignment shall be binding on an inure to the benefit of the parties hereto and their respective successors and assigns.

     This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     Assignor and Assignee have executed this Agreement as of the day and year first written above.

                             ASSIGNOR:

                             Springdale Apartments, Ltd.,
                             a Delaware limited partnership

                             By:
                                ----------------------------------
                             Its:
                                 ---------------------------------

                             ASSIGNEE:

                             Joint Venture, LLC, Phillip & Sally Askotzky
                             Revocable Living Trust dated 10/07/96,
                             Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust



                             By:
                                ----------------------------------
                             Its:
                                 ---------------------------------

                                   SCHEDULE I
                                       to
         Assignment and Assumption of Contracts and Intangible Property

                               (List of Contracts)


To be provided by Seller within five (5) business days of Effective Date.

                                    EXHIBIT F

                              TENANT NOTICE LETTER

                                            , 2004
                              --------------

Tenant in Apartment
                   -----------
Springdale Apartments

---------------------
Waukesha, Wisconsin

     Re:  Change in Ownership of the Springdale Apartments

Dear Tenant:

     You are hereby notified and advised that as of              ,  2004,  Joint
                                                     ------------
Venture, LLC, Phillip & Sally Askotzky Revocable Living Trust dated 10/07/96, Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust ("Purchaser") has purchased and acquired from Springdale Apartments, Ltd., a Delaware limited partnership ("Seller"), all of Seller's right, title and interest in and to the Springdale Apartments (the "Property") including, without limitation, all of Seller's right, title and interest as the "Landlord," "Lessor" and "Owner" in and to all lease agreements and non-applied security deposits, including the refundable portion of your
security  deposit  in the  amount of  $                .  In  addition,  the new
                                       ----------------
property manager for the Property is                 ,  located at the following
                                     ----------------
address, and copies of all future notices to the landlord or lessor under your lease should be sent to:


                         ------------------------------

                         ------------------------------

                         ------------------------------



     In accordance with the new ownership, you are hereby notified that the refundable portion of your security deposit in the amount of
$                     has been  transferred  to Purchaser as of the date hereof.
 -------------------
All future,  current,  or past due  payments  of rent should be made  payable to
                    . and mailed to                      at the address above.
--------------------                --------------------

     All other terms and provisions of your lease shall remain in full force and effect. It has been a pleasure having you as a tenant. Should you have any questions, please call
                       ------------------

                                       Springdale Apartments, Ltd.,
                                       a Delaware limited partnership


                                       By:
                                          --------------------------------

                                    EXHIBIT G


                            CERTIFICATE OF RENT ROLL

To: Joint Venture, LLC, Phillip & Sally Askotzky Revocable Living Trust dated 10/07/96, Michael A. & Tracy C. Askotzky Trust T/U/A dated March 8, 1999, The Levinsky and Ceren Family Trust dated April 26, 1989, 2002 Levinsky Family Trust, Maurice Neeman Trust and Shirley Neeman Trust P.O. Box 11159 Milwaukee, Wisconsin 53211

Gentlemen,

     You are hereby advised that the undersigned is the owner of those certain premises comprising the real property and improvements thereon commonly known as the Springdale Apartments and located in Waukesha County, State of Wisconsin (the "Property"). The undersigned hereby represents and warrants that the information in the attached Rent Roll is true and correct in all material
respects as of                   , 2004.
               ------------------

     The undersigned makes this representation and warranty for your benefit and protection with the understanding that you intend to rely upon this statement in connection with your intended purchase of the Property from the undersigned. The representation and warranty contained in this Certificate shall survive the closing of your purchase of the Property for a period of one (1) year.

     Dated:           , 2004
            ----------
                                       Springdale Apartments, Ltd.,
                                       a Delaware limited partnership


                                       By:
                                          ----------------------------
                                       Its:
                                           ---------------------------

                      LEAD-BASED PAINT DISCLOSURE ADDENDUM
                       TO THE PURCHASE AND SALE AGREEMENT

THIS DOCUMENT IS AN ADDENDUM ("ADDENDUM") TO THE PURCHASE AND SALE AGREEMENT WITH JOINT ESCROW INSTRUCTIONS ("AGREEMENT") BETWEEN SPRINGDALE APARTMENTS, LTD., A DELAWARE LIMITED PARTNERSHIP ("SELLER") AND JOINT VENTURE, LLC, PHILLIP & SALLY ASKOTZKY REVOCABLE LIVING TRUST DATED 10/07/96, MICHAEL A. & TRACY C. ASKOTZKY TRUST T/U/A DATED MARCH 8, 1999, THE LEVINSKY AND CEREN FAMILY TRUST DATED APRIL 26, 1989, 2002 LEVINSKY FAMILY TRUST, MAURICE NEEMAN TRUST AND
SHIRLEY NEEMAN TRUST ("PURCHASER") DATED AS OF                  , 2004.
                                               -----------------

THE PROVISIONS OF THIS ADDENDUM ARE HEREBY ADDED TO AND INCORPORATED IN THE AGREEMENT.

LEAD WARNING STATEMENT

EVERY PURCHASER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY ON WHICH A RESIDENTIAL DWELLING WAS BUILT PRIOR TO 1978 IS NOTIFIED THAT SUCH PROPERTY MAY PRESENT EXPOSURE TO LEAD FROM LEAD-BASED PAINT THAT MAY PLACE YOUNG CHILDREN AT RISK OF DEVELOPING LEAD POISONING. LEAD POISONING IN YOUNG CHILDREN MAY PRODUCT PERMANENT NEUROLOGICAL DAMAGE, INCLUDING LEARNING DISABILITIES, REDUCED INTELLIGENCE QUOTIENT, BEHAVIORAL PROBLEMS, AND IMPAIRED MEMORY. LEAD POISONING ALSO POSES A PARTICULAR RISK TO PREGNANT WOMEN. THE SELLER OF ANY INTEREST IN RESIDENTIAL REAL PROPERTY IS REQUIRED TO PROVIDE THE PURCHASER WITH ANY INFORMATION ON LEAD-BASED PAINT HAZARDS. A RISK ASSESSMENT OR INSPECTION FOR POSSIBLE LEAD-BASED PAINT HAZARDS IS RECOMMENDED PRIOR TO PURCHASE.

SELLER'S DISCLOSURE:

(a) Presence of lead-based paint and/or lead-based paint hazards (check one below):

          Known lead-based paint and/or lead-based paint hazards are present in --- the housing (explain).

          Seller has no knowledge of lead-based paint and/or lead-based paint --- hazards in the housing.

Records and reports available to the Seller (check one below):

          Seller has provided the buyer with all available records and reports --- pertaining to lead-based paint and/or lead-based paint hazards in the housing (list documents below).

          Seller has no knowledge of lead-based paint and/or lead- based paint --- hazards in the housing.

                           SELLER'S INITIALS:
                                              -------

PURCHASER'S ACKNOWLEDGMENT

(a)  Purchaser has received copies of all information listed above.

(b) Purchaser has received the pamphlet "Protect Your Family from Lead in Your Home."

(c)  Purchaser has (check one below):

          Received a 10-day opportunity (or mutually agreed upon period) to --- conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards; or

          Waived the opportunity to conduct a risk assessment or inspection for --- the presence of lead-based paint and/or lead-based paint hazards.

                         PURCHASER'S INITIALS:
                                               ---------